Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC

AMENDMENT TO MASTER SOFTWARE LICENSE AND SERVICES AGREEMENT

NUMBER PHREE-0000286

THIS AMENDMENT is made and entered into as of September 30, 2019 (“Amendment Effective Date”), by and between ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC (“The Resource Group”) and PHREESIA, INC. (“Supplier”).

The parties entered into a Master Software License and Services Agreement number PHREE- 0000286 dated March 31, 2015, as amended (the “Agreement”); and

The parties desire to amend the Agreement as of the Amendment Effective Date according to the terms and conditions set forth herein.

In consideration of the promises contained in this Amendment, the parties agree as follows:

1. Section 1.13 of the Agreement is hereby deleted and replaced in its entirety as follows:

“Participant. Any entity that has entered into a written Participant Agreement with The Resource Group, including without limitation, any Ascension affiliate or Health Ministry (“Health Ministry”). [***].

2. Section 2 (Participants) of the Agreement is amended by deleting:

[***]

3. Section 3 (Order Forms) of the Agreement is hereby revised by including the following at the end of the existing language:

“For purpose of clarity, Order Forms will be used to address enhancements, additional hardware above recommended and agreed to amounts, [***].

4. For purposes of the license grant in Section 4 and the Documentation warranty in Section 12.2, usage rights shall allow use of the Software and Documentation for the internal business purposes and use of Licensee and Licensee’s affiliates so long as such use is in connection with the Designated Sites.

5. Section 14.1 (General) is hereby replaced in its entirety with the following:

a.

“General. The term of this Agreement (“Term”) shall commence on the effective date and continue until September 30, 2022; subject however to earlier termination as provided for herein. Thereafter, upon the mutual agreement of The Resource Group and Licensor, the Agreement Term may be extended for two optional, one (1) year renewals. [***]. After the expiration or termination of the Agreement, Licensee may not renew or extend existing Order Forms and may not enter into any new Order Forms.”

6. Section 16 is amended to add: [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

7. Section 18 (Confidentiality) - In addition to the rights and obligations set forth in Section 18, The Resource Group may disclose the terms of this Agreement to its Participants and each Licensee may also disclose Confidential Information it receives to its affiliates for the purposes and subject to the limitations otherwise set forth in the Agreement.

8. Section 19 (Geographic Limitations on Data) is hereby replaced in its entirety with the following:

“19. Geographic Limitations on Data.

Licensor shall limit the storage of and access to Licensee’s Confidential Information and Data to the geographic limits of the United States of America except as otherwise expressly agreed upon by Licensee or The Resource Group in a signed writing. [***], and any such access must be in compliance with the requirements of Section 16 of this Agreement.” [***].

9. Section 21 (Ownership of Data) is hereby replaced in its entirety with the following:

a.	Ownership of Data; Authorized Use. [***].

b.

Institutional Identifiers; Geographic Deduction. Licensor shall remove any institutional identifiers that would permit identification of the source of any Confidential Information, Data or De-identified Data prior to Licensor using any Confidential Information, Data or De-identified Data for any permitted purposes other than to fulfill contractual obligations under this Agreement. [***].

10. Section 22(a) (Insurance) is deleted in its entirety and replaced with Exhibit I attached hereto at Attachment 4.

11. Section 29.1 (Notices) shall be amended by replacing the notice address for The Resource Group with the following:

[***]

12. Section 29.22 (Enforceability) is hereby amended by deleting the following: [***].

13. Exhibit A - Order Form is deleted in its entirety and replaced with the document attached hereto at Attachment 1.

14. Exhibit B - HIPAA Business Associate Addendum, Section 3 (Permissible Use and Disclosure of PHI) is deleted in its entirety and replaced with the following:

[***].

15. Exhibit C - Volume Discounts and Price Holds shall be replaced in its entirety with the attached Attachment 2.

16. Exhibit H

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

a.	Section 1[***] is hereby replaced in its entirety with the following:

[***]

b.	Section 3 [***] is deleted in its entirety and replaced with the following:

[***]

17. The document attached hereto at Attachment 3 is hereby incorporated into the Agreement at Exhibit D(Change Order Template).

18. This Amendment will not be deemed accepted by either party unless and until it has been signed by a duly authorized representative of each party. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, this Amendment will govern.

19. All Exhibits attached to this Amendment are incorporated into the Agreement.

20. Except as modified by this Amendment, the Agreement is otherwise ratified, confirmed and approved, and will remain in full force and effect in accordance with its terms.

[signatures on the following page]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

The parties have caused this Amendment to be executed by their authorized signatories as of the Amendment Effective Date.

ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC		SUPPLIER: PHREESIA,

By:	/s/ Mike Wray	By:	/s/ Thomas Altier
Name:	Mike Wray	Name:	Thomas Altier
Its:	VP Contract Design	Its:	CFO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 1

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 2

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 3

Exhibit D

Change Order for Customer Order Template

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 4

EXHIBIT I INSURANCE

1.	Coverage Limits

Commencing on the Effective Date of the Agreement and extending until (i) [***] for any insurance written on an occurrence basis and (ii) [***] for any insurance written on a claims-made basis, Supplier shall maintain in effect, at a minimum, the insurance coverages described below for itself and all Subcontractors. Unless specified to the contrary, the required limits may be satisfied by a combination of primary and excess policies. Supplier shall submit a certificate of insurance on or prior to the Effective Date of the Agreement and thereafter at each insurance renewal term to VMQ@ascension.org.

1.1 Commercial General Liability, including products / completed - operations, personal injury and advertising injury coverage; must be in the form equivalent to [***]:

Minimum Coverage Limits: [***]

1.2 Commercial Automobile Liability, covering use of all owned, non-owned, and hired automobiles:

Minimum Coverage Limits: [***]

1.3 Worker’s Compensation Insurance, including employer’s liability insurance or any alternative plan or coverage as permitted or required by applicable law:

Minimum Coverage Limits: [***]

1.4 Umbrella/Excess Liability, with underlying coverage in Sections 1.1 - 1.3 above in excess of named primary coverages

Minimum Coverage Limits: [***]

1.5 Technology Errors and Omissions, including computer processor/computer consultant professional liability insurance covering liability for financial loss due to error, omission or negligence on the part of Supplier or Subcontractors:

Minimum Coverage Limits: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

1.6 Third-Party Privacy and Network Security. Third-party privacy and network security insurance for loss arising out of or in connection with loss or disclosure of Confidential Information or confidential medical information:

Minimum Coverage Limits: [***]

1.7 Third-Party Fidelity/Crime, including blanket employee dishonesty and computer fraud insurance for loss arising out of or in connection with fraudulent or dishonest acts committed by employees of Suppliers or Subcontractors:

Minimum Coverage Limits: [***]

2.	Denial of Coverage

In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance described above, upon written request, [***]. The terms of this Section 2 shall not be deemed to limit the liability of Supplier hereunder, or to limit any rights Ascension Technologies and/or Affiliates may have including, without limitation, rights of indemnity or contribution.

3.	Replacement Policies

If, for any reason, policy insurer cancels or fails to renew any policy for the coverages indicated in Section 1, notice shall be delivered in accordance with policy provisions and Supplier shall promptly deliver such notice to Ascension Technologies. [***]. Such cancelation or any reduction in coverage shall not relieve Supplier of its continuing obligation to maintain insurance coverage in accordance with this Exhibit.

4.	Additional Insureds

Any general liability, automobile liability and excess liability insurance policy Supplier is required to carry pursuant to this Exhibit shall: [***].

[***].